EXHIBIT 99.1

BIOPHAN CEO TO PRESENT AT THE SRI INSTITUTE’S MEDICAL DEVICE INVESTOR
AND CORPORATE DEVELOPMENT CONFERENCE
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Conference to Focus on Convergence of Drugs, IT, and Medical Devices;
Investors’ Insights on Future Opportunities in the Medical Device Industry

Rochester, N.Y – June 29, 2004 -- Biophan Technologies, Inc. (OTCBB: BIPH) an innovator, developer and marketer of MRI-related and other advanced biomedical technology, announced today that the Company’s CEO, Michael Weiner, will be a presenter and panel participant at the Strategic Research Institute’s Medical Device Investor and Corporate Development Conference today at the Hyatt Regency Princeton in Princeton, NJ. The panel will specifically discuss the growing convergence of medical devices, drugs, and information technology. Joining Mr. Weiner on the panel are Jeanne M. Bertonis, Chief Business Officer of Angiotech Pharmaceuticals, Inc., a $1.6 billion market cap manufacturer of drug-coated medical devices and drug-loaded surgical implants, and Astro Teller, CEO of BodyMedia.

Mr. Weiner will cover some recent advances developed by Biophan's technology partner, Nanoset, LLC, which has recently filed several new patents regarding the use of nanomagnetic particles to enhance the uptake and release of drugs in medical device coatings. Under the expanded relationship between Nanoset and Biophan, announced earlier this year, the Company has exclusive rights to all applications developed by Nanoset in the field of medical devices.

Specific topics that Mr. Weiner will highlight include:

  Generating power from body heat using thin-film coating for diagnostics and therapeutics
  Coatings for allowing post-implant drug uptake and release
  Controllable recharging of drugs in coatings
  Controllable drug elution (release)
  Detection and treatment of plaque, inflammation, and infection
  Broad diagnostics and therapeutics
  Coating nanoparticles for use as contrast agents, thus allowing multiple markers in single procedures
Commenting on his presentation, Mr. Weiner stated, “While we have previously announced our initiatives in biothermal power sources and contrast agents, today we are publicly announcing for the first time that, through Nanoset, we are involved in the development of drug elution technologies.“

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About Biophan Technologies

Biophan Technologies develops and markets cutting-edge technologies designed to make biomedical devices--such as cardiac pacemakers, surgical and diagnostic tools--safe and compatible with magnetic resonance imaging (MRI) equipment. The Company develops enabling technologies for implanted medical systems such as pacemakers, and interventional surgical devices such as catheters and guidewires, as well as stents and other implants that can be safely and effectively imaged under MRI. The technology is also being used to create enhanced MRI contrast agents. Committed to growth through innovation and developmental leadership, Biophan and its licensors have nine issued U.S. patents and over fifty patents pending, in areas including nanotechnology (nanomagnetic particle coatings), radio frequency filters, polymer composites, photonics, and a long-life power source for use in implanted medical devices. Biophan’s technology will help realize its goal of one day making all biomedical devices capable of safely and successfully working with MRI. For more information, please visit www.biophan.com.

About the Strategic Research Institute

The Strategic Research Institute creates, produces and manages conferences covering industry specific business-to-business topics. Its globally recognized events provide powerful business research, education and information, which relates directly to market trends, global competition and technological change.

These conferences also provide a forum for face-to-face networking between industry leaders, potential strategic partners, prospects and customers. The subject matter, target audience, and market acceptance of each Strategic Research Institute conference is thoroughly researched by a team of experts. This ensures that the most pertinent information will be disseminated to the appropriate audience.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors including, but not limited to: the development of the Company's MRI technologies; the approval of the Company's patent applications; the successful implementation of the Company's research and development programs; the acceptance by the market of the Company's products; competition and the timing of projects and trends in future operating performance, as well as other factors expressed from time to time in the Company's periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this press release should be read in conjunction with the Company's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this press release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contact:
Carolyn Hotchkiss
Biophan Technologies, Inc.
585.214.2407

Press Interviews:
Michael Weiner
585.214.2441